                                                                   Exhibit 10.39

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This Amendment No. 3 to Amended and Restated Credit Agreement ("Amendment") dated as of March ___, 2005 by and among the lenders signatories hereto ("Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), and North Pointe Holdings Corporation, a Michigan corporation ("Company").

                                    RECITALS

     A. Company and Banks entered into that certain Amended and Restated Credit Agreement dated as of January 26, 2004, as amended by an Amendment No. 1 dated as of March 31, 2004 and an Amendment No. 2 dated as of June 30, 2004 ("Agreement").

     B. The parties desire to amend the Agreement.

     NOW, THEREFORE, the parties agree that the Agreement and the Term Notes are amended as follows:

     1. Section 7.4 of the Agreement is amended to change the "; and" at the end of subsection (g) to read ";", to substitute "; and" for the period at the end of subsection (h) and to add the following substitution (i)

          "(i) existing indebtedness of Northwestern Zodiac Limited Partnership to IDS Life Insurance Company but no extension, renewal or increase thereof."

     2. Section 7.5 of the Agreement is amended to read in its entirety as follows:

          "7.5 Acquisitions. Except for the acquisition of all of the Equity Interests of Northwestern Zodiac Limited Partnership pursuant to the terms of the Purchase Agreement dated February 11, 2005 between Financial, S. James Clarkson and Petcoff Financial Services, LLC, purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any Person or any shares of stock of any Person or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition."

     3. Section 7.7 of the Agreement is amended to change the period at the end of subsection (j) to read "; and" and to add the following subsection (k):

          "(k) a $1,500,000 investment made to acquire all of the Equity Interests of Northwestern Zodiac Limited Partnership."

     4. Section 7.7 of the Agreement is amended to change the "; and" at the end of subsection (b) to read ";", to change the period at the end of subsection (c) to be "; and" and to add the following subsection (d);
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          "(d) Liens to secure the indebtedness permitted under Section 7.4(i)"

     5. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Company set forth in Sections 5.1 through 5.6 and 5.8 through 5.21 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Company set forth in Section 5.7 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 6.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     6. This Amendment shall be effective upon (a) execution hereof by Company, Agent and the Banks, (b) execution by the Guarantors of a reaffirmation of Guaranty in the form attached hereto as Exhibit A, and (c) execution and delivery by Financial to Bank of an Amended and Restated Pledge Agreement in form acceptable to Agent granting to Agent a first priority security interest in the Equity Interests of Northwestern Zodiac Limited Partnership acquired by Financial.

     7. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     8. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.
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     WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, AS AGENT                 NORTH POINTE HOLDINGS
                                        CORPORATION


By:                                     By: /s/ B. Matthew Petcoff
    ---------------------------------       ------------------------------------
Its: Vice President                     Its: Secretary
                                             -----------------------------------


BANKS:                                  COMERICA BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        FIFTH THIRD BANK


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        JPMORGAN CHASE BANK, N.A.,
                                        SUCCESSOR BY MERGER TO BANK ONE NA


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------
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                                    EXHIBIT A

     The undersigned previously executed and delivered to Comerica Bank, as Agent, Guaranty agreements dated January 26, 2004 ("Guaranties") with respect to the obligations and liabilities of North Pointe Holdings Corporation ("Borrower") to Comerica Bank, Fifth Third Bank and JPMorgan Chase Bank N.A., successor by merger to Bank One NA. The undersigned acknowledge the foregoing amendment to the Amended and Restated Credit Agreement dated January 26, 2004 between Borrower, Comerica Bank as Agent and the lenders party to the Credit Agreement. The undersigned acknowledge and agree that the Guaranties remain in full force and effect in accordance with their respective terms and that the undersigned have no defense or setoff to their respective obligations under the Guaranties.

Dated: March ___, 2005                  NORTH POINTE FINANCIAL
                                        SERVICES, INC.


                                        By:  /s/ B. Matthew Petcoff
                                            ------------------------------------
                                        Its: Exec. V.P.
                                             -----------------------------------


                                        N.P. PREMIUM FINANCE COMPANY


                                        By:  /s/ B. Matthew Petcoff
                                            ------------------------------------
                                        Its: V.P.
                                             -----------------------------------

                                        /s/ James G. Petcoff
                                        ----------------------------------------
                                        James G. Petcoff

                                        /s/ B. Matthew Petcoff
                                        ----------------------------------------
                                        B. Matthew Petcoff